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                                                                    EXHIBIT 23.1



                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 of our report dated May 12, 1997 included in Advance Paradigm Inc.'s Annual Report on Form 10-K for the year ended March 31, 1997 and to all references to our Firm included in this registration statement.



                              ARTHUR ANDERSEN LLP

Dallas, Texas
         September 3, 1997